Exhibit 17

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK MUNICIPAL BOND INVESTMENT TRUST (the “Trust”)	PROXY
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 15, 2016
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

COMMON SHARES

The undersigned hereby appoints John Perlowski and Jay Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the common shares of beneficial interest of the Trust that the undersigned is entitled to vote at the special meeting of shareholders of the Trust to be held on March 15, 2016 or any adjournment, postponement or delay thereof.  The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS WITHOUT LIMITATIONS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note:  Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds
Special Meeting of Shareholders to Be Held on March 15, 2016.
The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/blk-27345

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD.  THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:  ■

	FOR	AGAINST	ABSTAIN
1(A).
The common shareholders and preferred shareholders of the Trust are being asked to approve an Agreement and Plan of Reorganization between the Trust and BlackRock Municipal Income Investment Trust and the transactions contemplated therein, including the termination of the Trust's registration under the 1940 Act and the Trust's dissolution in accordance with its Agreement and Declaration of Trust and Delaware law.
	☐	☐	☐

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment, postponement or delay thereof.  If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Please detach at perforation before mailing.

PROXY	BLACKROCK MUNICIPAL INCOME INVESTMENT TRUST (the “Trust”) SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 15, 2016 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES	PROXY

COMMON SHARES
The undersigned hereby appoints John Perlowski and Jay Fife, as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the common shares of beneficial interest of the Trust that the undersigned is entitled to vote at the special meeting of shareholders of the Trust to be held on March 15, 2016 or any adjournment, postponement or delay thereof.  The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS WITHOUT LIMITATIONS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note:  Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the BlackRock Closed-End Funds
Special Meeting of Shareholders to Be Held on March 15, 2016.
The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/blk-27345

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD.  THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:  ■

	FOR	AGAINST	ABSTAIN
2.
The common shareholders and preferred shareholders of the Trust are being asked to approve the issuance of additional shares of common stock of the Trust in connection with the Agreement and Plan of Reorganization between BlackRock Municipal Bond Investment Trust and the Trust.
	☐	☐	☐

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote “FOR” the proposal, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment, postponement or delay thereof.  If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.